UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
June 10, 2020
Date of Report (Date of earliest event reported)
_____________________
Huron Consulting Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50976	01-0666114
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)
550 West Van Buren Street
Chicago, Illinois
60607
(Address of principal executive offices)
(Zip Code)
(312) 583-8700
(Registrant’s telephone number, including area code)
_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HURN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 10, 2020, Ellen P. Wong resigned as Chief Accounting Officer of Huron Consulting Group Inc. (the “Company”), effective June 19, 2020, to pursue a new opportunity. Ms. Wong's resignation was not the result of any dispute or disagreement with the Company on any matters relating to the operations, policies, or practices of the Company.
John D. Kelly, the Company’s Executive Vice President, Chief Financial Officer and Treasurer, will assume the responsibilities of the Company’s principal accounting officer following the effectiveness of Ms. Wong’s resignation. Mr. Kelly was appointed Executive Vice President and Chief Financial Officer of Huron effective January 3, 2017. He has served as Huron’s Treasurer since February 2016. Mr. Kelly served as Chief Accounting Officer of Huron from February 2015 until January 2017, and served as Corporate Vice President from November 2012 until his appointment as Executive Vice President. Prior to joining Huron’s Finance and Accounting department, Mr. Kelly was a Director in the Company’s Disputes and Investigations practice for three years. Before he joined the Company in December 2006, Mr. Kelly held several positions within Deloitte & Touche’s Assurance and Advisory Services group, most recently as a Senior Manager. He received both a B.S. and M.S. in Accounting from the University of Notre Dame. Mr. Kelly is a Certified Public Accountant (Illinois). There is no family relationship existing between Mr. Kelly and any executive officer or director of the Company. There have been no transactions, and no transactions are currently proposed, in which the Company was or is to be a participant and in which Mr. Kelly or any member of his family had or will have an interest. Mr. Kelly will not receive any adjustment to his salary or any additional compensation in connection with his assumption of the responsibilities of the Company's principal accounting officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huron Consulting Group Inc.
(Registrant)

Date:	June 12, 2020	/s/ John D. Kelly
John D. Kelly
Executive Vice President, Chief Financial Officer and Treasurer